Exhibit 99.2

Mike Crapps Chief Executive Officer August 14, 2013 Value Creation Through Strategic Growth Randolph Potter Chief Executive Officer

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements relating to the financial condition, results of operations and business of First Community Corporation and its subsidiary First Community Bank. These forward looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of First Community Corporation, and the information available to management at the time that this presentation was prepared. Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: the businesses of First Community and Savannah River Financial Corporation may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the merger may not be obtained on the proposed terms and schedule; Savannah River Financial Corporation shareholders may not approve the merger and/or First Community shareholders may not approve the issuance of First Community shares in pursuant to the merger agreement; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; extended disruption of vital infrastructure; and other factors described in First Community’s Annual Report on Form 10-K and documents subsequently filed by First Community with the Securities and Exchange Commission. Please refer to the Securities and Exchange Commission's website at www.sec.gov to review such documents. First Community Corporation does not undertake a duty to update any forward-looking statements made in this presentation. First Community Corporation intends to file relevant documents concerning the transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 which will include a proxy statement/prospectus. Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings by First Community, at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement/ prospectus can also be obtained, without charge, by directing a request to First Community Corporation, 5455 Sunset Blvd., Lexington, SC 29072, Attention: Michael Crapps. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS WHEN THEY ARE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The directors and executive officers of First Community Corporation and other persons may be deemed to be participants in the solicitation of proxies from First Community shareholders in connection with the proposed merger. Information regarding First Community’s directors and executive officers is available in its definitive proxy statement and additional definitive proxy soliciting materials filed with the SEC for First Community's 2013 annual shareholder meeting. Other information regarding the participants in the First Community proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

TRANSACTION TERMS Buyer: First Community Corporation (“FCCO”) Seller: Savannah River Financial Corporation (“SRFC”) Transaction Value: $33.6 million1 Consideration: 60% Cash / 40% Stock Price Per Share: $11.00 Price/Tangible Book: 113% Price Collar: Pre-determined fixed exchange ratio should FCCO stock trade outside the range of $8.48 to $10.36 per share Integration: SRFC’s subsidiary merged into First Community Bank Required Approvals: Customary regulatory and shareholder approval Expected Closing: First Quarter 2014 1 Include cash consideration paid to option holders.

CONTIGIOUS MARKET EXPANSION Similar cultures & strategies focused on local businesses and professionals Entrance into Central Savannah River Area – Augusta & Aiken Contiguous counties Well-positioned franchise Pro Forma institution: 13 total locations 6 counties 2 MSAs 2 states

STRATEGIC FRANCHISE EXPANSION FCCO Locations SRFC Locations Source: SNL Financial Augusta, GA-SC MSA Rank Institution State # of Branches Total Deposits ($M) Market Share (%) June ’12 1 Wells Fargo & Co. CA 21 $1,557 20.9% 2 Southeastern Bank Financial Corp. GA 12 1,435 19.3 3 SunTrust Banks Inc. GA 11 688 9.2 4 Bank of America Corp. NC 10 615 8.3 6 Regions Financial Corp. AL 16 571 7.7 7 First Citizens Bancorp, Inc. SC 14 455 6.1 8 Georgia-Carolina Bancshares Inc. GA 7 413 5.6 9 Queensborough Co. GA 10 329 4.4 10 Synovus Financial Corp. GA 2 166 2.2 11 Savannah River Financial Corp. GA 2 129 1.7 12 Fifth Third Bancorp OH 3 107 1.4 13 First Burke Banking Co. GA 3 91 1.2 14 Toronto-Dominion Bank - 2 72 1.0 15 VistaBank SC 1 63 0.8 ($ Dollars in Thousands) Branch List Address City State County 6/30/12 Deposits ($000) 3638 Walton Way Ext Augusta GA Richmond $87,044 407 Silver Bluff Road Aiken SC Aiken 42,297 Total: $129,341

CENTRAL SAVANNAH RIVER AREA- HIGHLIGHTS Diverse economy - strong healthcare, sciences and technology industries 12+ hospitals – economic impact of ~$8 billion and employs 20,000 people Savannah River Site – U.S. Dept of Energy facility – annual budget of $2 billion and over 12,000 employees Robust manufacturing industry - $4.3 billion of annual sales and 20,000+ employees Regional agriculture hub with > $150 million in crop revenues Aiken is a world-renowned equestrian hub - 6,500 horses valued at $55 million Fort Gordon – creation of Cyber Center of Excellence in the works Home to the Masters Golf Tournament – estimated economic impact of $110 million Major employers include: U.S. Department of Energy Kimberly-Clark Corp. Beech Island Bridgestone Americas Tire Operations Others: Shaw Industries Automatic Data Processing, Pepperidge Farms, UPS, Urban Outfitters, GlaxoSmithKline New market entrants: Whole Foods, Cabela’s, Bass Pro Shops Market Overview Source: SNL Financial, Metro Augusta Chamber of Commerce, SC Economic Development Partnership

CENTRAL SAVANNAH RIVER AREA- HIGHLIGHTS Population Total population of 572,248 Projected population growth Increase of 5.4% from 2012-2017 Regional income levels Current household income of $41,253 Per capita income of $22,092 More than 14% of all households have income > $100,000 Projected income growth Increase of 23.3% from ‘12-’17 in household income Increase of 14.4% from ‘12-’17 for per capital income Accolades Aiken named “One of the 21 Best Towns for boomers” USC Aiken ranked as the “Top Public Regional College in the South” in 2013 by U.S. News & World Report Last year Augusta ranked sixth in the nation among cities of its size by the Center for Digital Government and Government Technology for use of IT by local governments Demographic Highlights Source: SNL Financial, Metro Augusta Chamber of Commerce, SC Economic Development Partnership

TRANSACTION RATIONALE Strategic franchise expansion into contiguous and similar markets Metro Augusta is a growing and dynamic economic market Entrance into a market historically favorable to community banks Gaining critical mass – step towards reaching $1.0 billion in assets Significant EPS accretion and favorable TBV payback period Savannah River’s strong credit profile reduces overall risk Favorable transaction structure with a cash/stock mix Re-introduces FCCO as an active acquirer in the market Strong post-transaction business mix Addition of key SRFC personnel strengthens market reach and increases customer base Complimentary markets Meaningful addition to asset size Increases the loans/deposits ratio Significant earnings per share (EPS) accretion Attractive Financial Impact Favorable Markets Well-Positioned Franchise Acquisition Criteria Met

FINANCIAL IMPACT Attractive Pro Forma Balance Sheet Total assets of $775 million Total loans of $450 million Total deposits of $635 billion Strong Pro Forma Capital Ratios Leverage ratio ~ 9.25% Tier 1 RBC ratio ~13.75% Total RBC ratio ~14.75% TCE/TA ~7.75% Compelling Financial Returns Earnings accretion >18% per annum within first full year of operations Tangible book payback period is less than 4 years Significant cost saves available – approximately 30% Acquisition related costs of $1.8 million New intangibles of approximately $4.1million Business line synergies and revenue synergies not included in financial projections

CREDIT DUE DILIGENCE A robust balance sheet analysis to evaluate credit exposure Reviewed $72.8 million (64%) of the total loan portfolio 100% of special mention credits - $5.7 million 100% of substandard credits - $2.1 million Overall loan portfolio is considered strong with accurate risk ratings FCCO engaged independent 3rd party for loan review assistance Fair value marks based on SRFC’s internal credit model and potential impairment Anticipated loan portfolio mark down of $2.1 million or 1.9% of SRFC loans Completely offset by loan loss reserve on balance sheet SFRC’s historically very strong credit profile and existing loan portfolio help to reduce overall credit marks associated with the transaction NPAs/Assets of 0.62% NPLs/Loans of 0.78% Reserves/NPAs of 210% YTD NCO/Average Loans of (0.02%) Total charges-offs since 2011 of $224 thousand

TRANSACTION SUMMARY Strategic expansion through contiguous and similar markets Favorable earnings accretion – greater than 18% Continued growth of critical mass and increased economies of scale Similar cultures will benefit customers and shareholders while minimizing integration risk Addition of Savannah River team adds personnel strength for franchise expansion A low risk target with a strong credit profile Pro forma institution positioned as the premier community bank in its markets

INVESTOR CONTACTS Michael C. Crapps, Chief Executive Officer mcrapps@firstcommunitysc.com (803) 951-0501 Joseph G. Sawyer, Chief Financial Officer jsawyer@firstcommunitysc.com (803) 951-0508

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